EXHIBIT 10.19


                             Dated October 24, 2001




                        (1) VERTICAL INVESTMENTS LIMITED


                                     - and -


                                  (2) INVU INC






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                                SECURED GUARANTEE

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Dated:   October 24, 2001

Parties:

(1)      VERTICAL   INVESTMENTS  LIMITED  (Company  number:   71185)  a  Company
         registered in Jersey whose registered office is at Eagle House, Don Road, St Helier, Jersey, Channel Islands JEl ("Lender"); and

(2) INVU INC. (Company number: 3340939) a company organised and existing under the laws of the State of Colorado (whose shares trade on the NASD OTC Bulletin Board) whose principal place of business is at the Beren, Blisworth Hill Farm, Stoke Road, Blisworth, Northampton, Northamptonshire NN7 3DB ("Guarantor").

Operative Provisions:

I        Interpretation

1.1 In this Guarantee, the following words and expressions shall have the following meanings:

         'Guarantee'                means  this   Guarantee   and  Indemnity  as
                                    amended or supplemented from time to time;

         'Guarantor's Debenture'    means the  debenture  to be  created  by the
                                    Guarantor in favour of the Lender in the form set out in the Schedule;

         'Indebtedness'             means all the Principal's  present or future
                                    indebtedness to the Lender on any advance or
                                    loan  given to the  Principal  by the Lender
                                    (including   in   particular   but   without
                                    limitation the Loan) and all the Principal's
                                    other liabilities whatsoever and wherever to
                                    the Lender,  including (without  limitation)
                                    promissory     notes,     guarantees     and
                                    indemnities, whether actual or contingent and whether or not matured or accrued due and whether incurred solely, severally or jointly with any other person in whatever currency, together with interest and any other costs, charges and legal and other expenses (on a full indemnity basis) charged or incurred by the Lender including those arising from the Lender in perfecting or enforcing or attempting to enforce this Guarantee or any other security (and its rights thereunder) held by the Lender from time to time as well after as before any demand has been made or judgment obtained hereunder;

         'Loan' the advance of US$500,000 made by the Lender to the Principal pursuant to a loan agreement of even date between the Lender, the Principal, the Guarantor, Invu plc and others;

         'principal'                means Invu Services Limited (Company number.
                                    3319922) whose  registered  office is at The
                                    Beren,  Blisworth  Hill  Farm,  Stoke  Road,
                                    Blisworth, Norhampton,  Northamptonshire NN7
                                    3DB;

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1.2      Clause headings are for ease of reference only.

2        Guarantee

2.1 In consideration of the Lender making available the Loan or any other accommodation whatever to the Principal, the Guarantor hereby unconditionally and irrevocably guarantees payment to the Lender on demand of all Indebtedness and, as primary obligor and not merely as a surety, agrees to indemnify the Lender on demand from and against any loss it may incur as a result of or in connection with its having now or hereafter advanced any monies to the Principal or having now or hereafter incurred any obligation on behalf of or at the request of the Principal together with interest thereon and all other sums due under this Guarantee.

2.2      This Guarantee shall:

         2.2.1 be additional to any other guarantee or security now or hereafter held by the Lender in respect of all indebtedness;

         2.2.2    be a continuing security;

         2.2.3 apply to the ultimate balance of the Indebtedness (together with all expenses whatever incurred by the Lender in the negotiation, preparation, execution or enforcement of this Guarantee) and shall not be discharged or otherwise affected by any intermediate payment or satisfaction of any part of the Guarantor's obligations;

         2.2.4 not be discharged or affected by any failure of, or defect or informality in, any security given by or on behalf of the Principal in respect of any indebtedness or by any legal limitation, disability, incapacity or lack of any borrowing powers of the Principal or by fraud of the Principal or any other person or by the non-existence of any matter which the Guarantor considers (expressly or impliedly) or may he deemed to consider a condition precedent to the giving of this Guarantee (and, where any such matter is considered a condition precedent, it is expressly waived by the Guarantor) or lack of authority of any director or other person appearing to be acting for the Principal in any matter in respect of any Indebtedness or by any other fact or circumstances (whether known or not to the Guarantor and the Lender) as a result of which any Indebtedness incurred or purported to be incurred by or on behalf of the Principal is or may he rendered invalid, illegal, void or unenforceable by the Lender against the Principal in whole or in part and so that:

                  (a) all such circumstances shall be disregarded as between the Guarantor and the Lender, and any Indebtedness which would otherwise have arisen shall be treated as Indebtedness due and owing to the Lender from the Principal for the purposes of this Guarantee, whether the same is recoverable by the Lender from the Principal or not; and

                  (b) if and so far as such monies shall not be so recoverable, the Guarantor shall be liable to the Lender as principal debtor and by way of indemnity for the same amount as that for which the Guarantor would have been liable by way of guarantee, if valid and enforceable Indebtedness had been created between the Lender and the Principal; and

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         2.2.5    remain the property of the Lender.

2.3 A certificate signed on behalf of the Lender of the amount for the time being of any indebtedness and/or the amounts due to the Lender shall be conclusive evidence for all purposes against the Guarantor, unless manifestly incorrect.

         Guarantor's security

         As security for its obligations under this Guarantee, the Guarantor undertakes to execute and deliver to the Lender the Guarantor's Debenture and to maintain the Guarantor's Debenture in full force and effect until all the Guarantor's actual and contingent liability to the Lender under this Guarantee shall have been paid or discharged in full.

4        The Lender and the Principal

4.1 Before enforcing this Guarantee, the Lender shall not be obliged to take any action or obtain any judgment, nor make or file any claim in the bankruptcy, dissolution or winding -up of the principal, nor make any demand of the Principal, nor enforce any other security held by it for any Indebtedness. The Lender need not advise the Guarantor of its dealings with the Principal or of any default by the Principal of which the Lender may have knowledge.

4.2 Where more than one person is comprised in the term 'Principal', reference to the Principal shall (where the context admits) take effect as reference to any of such persons and, where the Principal is a firm, shall include the person or persons from time to time constituting the firm, whether or not under the same style or firm name. Where, by any agreement with the Principal and the Lender, any person assumes all or any part of the liability of the Principal to the Lender in substitution for the Principal, the Guarantor's liability shall not be discharged, reduced or affected, but this Guarantee shall take effect as if the expression the 'Principal' included such person.

5        Payments

5.1      All  payments  by the  Guarantor  under  this  Guarantee  shall he made without set-off or counter-claim and without deduction for any taxes, duties, charges, fees, deductions, withholdings, or restrictions whatever. If the Guarantor is obliged by law to make any such deduction, the amount due from the Guarantor shall he increased to the extent necessary to ensure that, after the making of such deduction, the Lender receives a net amount equal to the amount it would have received had no such deduction been required to be made.

6.       Variations, waivers etc

6.1 The Lender may without notice to or consent from the Guarantor and without reducing or extinguishing the Guarantor's liability;

         6.1.1 renew, vary, determine or increase any accommodation or credit given to the Principal;

         6.1.2 renew, modify, release or abstain from perfecting or enforcing any security or guarantee now or hereafter held from the Principal or any other person, including any signatory to this Guarantee, in respect of the Indebtedness;

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         6.1.3    grant time or  indulgence to or compound with the Principal or any other person or guarantor; and

         6.1.4 do or omit to do anything which, but for this provision, might operate to exonerate or discharge the Guarantor from any of its obligations and this Guarantee shall not be discharged nor affected by anything which would not have discharged or affected the Guarantor's liability if the Guarantor had been a principal debtor to the Lender instead of a guarantor.

7        Security from principal

         The Guarantor hereby warrants that it does not hold and will not take or hold without the Lenders written consent in connection with this Guarantee any security whatever from the Principal. Any security so taken (whether with or without the consent of the Lender) shall be held in trust for the Lender and as security for the Guarantor's liability under this Guarantee. The Guarantor shall deposit such security and any document relating thereto with the lender as soon as practicable.

8        Subrogation etc

         Until all amounts due or to become due from the Guarantor under this Guarantee have been paid and discharged in full, the Guarantor shall not be entitled to share in any security held or money received or receivable by the Lender on account of that balance or to stand in the place of the Lender in respect of any security or money. Until such balance has been discharged in full, the Guarantor shall not take any step to enforce any right or claim whatever against the Principal in respect of any monies paid by the Guarantor to the Lender under this Guarantee or have or exercise any rights as surety in competition with or in priority to any claim of the Lender. The Guarantor will, if required by the Lender, prove in a winding-up or bankruptcy of the principal, on the basis that the Guarantor holds the benefits of such claims on trust for the Lender.

9        Conditional discharge and retention of security

9.1 Any settlement, discharge or release between the Guarantor and the Lender shall be conditional on no security given or payment made to the Lender by the Principal of any other person being avoided or reduced by virtue of any enactment's relating to bankruptcy, administration or liquidation (or any analogous proceeding) for the time being in force. The Lender shall be entitled (subject to any limit in the total amount recoverable under this Guarantee) to recover the value or amount of any such security or payment from the Guarantor subsequently as if such settlement, discharge or release had not occurred.

9.2 The Lender may retain any security held by it for the Guarantor's liability under this Guarantee for the relevant period after repayment of all sums due to the Lender from the Principal. If within the relevant period after such repayment a petition shall be presented for an order for the winding-up or administration of the Principal or the Principal shall commence to be wound up or shall be the subject of an administration order, the Lender may continue to retain such security or any part of it for such further period as the Lender shall determine in its discretion in this clause 9.2, the 'relevant period' means the relevant statutory period, extended by one month, within which any payment or security made to or held by the Lender may be avoided or invalidated under any enactment relating to insolvency.

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10       Joint and several obligations

10.1 Where this Guarantee is executed by or on behalf of two or more parties, the Guarantor's obligations shall take effect as joint and several obligations and all references to the Guarantor shall take effect as references to any of such parties. This Guarantee shall not be revoked or impaired as to any of such parties by the death, incapacity or insolvency of any other.

10.2 The Lender may release or discharge any of such parties from their obligations under this Guarantee or accept any composition from or make any other arrangements with any of such parties without releasing or discharging the other(s) or otherwise prejudicing or affecting the Lender's rights and remedies against the other(s).

11       Application of proceeds, etc

         Any monies received from the Guarantor may he placed and kept to the credit of a suspense account for so long as the Lender thinks fit, without any obligation to apply any part towards the discharge of any Indebtedness. Notwithstanding any such payment, in any proceedings in (or analogous to) bankruptcy, liquidation, composition or arrangement, the Lender may prove for and agree to accept any dividend or composition in respect of the whole or any part of any Indebtedness as if this Guarantee had not been given.

12       Benefit of guarantee

         This Guarantee shall be binding on the Guarantor and its successors and permitted assigns and shall inure to the benefit of and be enforceable by the Lender and its successors and assigns, but so that the guarantor may not assign or otherwise transfer any of its rights or obligations under this Guarantee.

13       Notices

13.1 Any demand or notice by the Lender may be delivered personally to the Guarantor or sent to the Guarantor by post or facsimile at the Guarantor's address set out above or such other address notified in writing to the Lender. Any such notice or demand shall be deemed to have been received by the Guarantor 24 hours after posting, (where sent by first class prepaid post), immediately on delivery (where delivered personally) and immediately upon sending, (where sent by facsimile) whether or not it is actually received.

1.3.2 Any notice from the Guarantor to the Lender shall be served by first class prepaid recorded delivery post to the Lender as its address set out above or such other address notified by the Lender or by facsimile sent to the Lender at such facsimile number as it may notify to the Guarantor from time to time.

14       Counterparts

         This Agreement may be executed in any number of counterparts (by facsimile if necessary) and by each of the parties hereto on separate counterparts each of which when executed and delivered (by facsimile if necessary) shall be deemed to be an original, but all the counterparts together shall constitute one and the same document.

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15       Law and jurisdiction

         This  Guarantee  shall he governed by and construed in accordance  with
         English  law.  The  Guarantor   hereby   irrevocably   submits  to  the
         jurisdiction of the English courts.

Executed as a deed and delivered by the parties on the date first above written.

EXECUTED and DELIVERED as           )
                                            ------------------------------------
a DEED by VERTICAL                  )                Director
INVESTMENTS LIMITED                 )
acting by two directors/director    )
and secretary                               ------------------------------------
                                                 Director/Secretary


EXECUTED and DELIVERED as           )       ------------------------------------
a DEED by INVU INC acting           )                Director
by two directors/director           )
and secretary                       )
                                            ------------------------------------
                                                 Director/Secretary